SUBSEQUENT EVENTS	13 Months Ended
Sep. 30, 2023
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
i.In November 2023, the Company announced a $124.6 million dollar follow-on investment from BAT. Subject to the receipt of certain regulatory approvals, approval from Organigram’s shareholders and other conditions, BAT will subscribe for 38,679,525 shares at a price of $3.2203 per share, for gross proceeds of $124.6 million across three tranches. BAT will subscribe for 12,893,175 million shares on the closing of the first tranche (currently expected to be on or around January 16, 2024) for gross proceeds of $41.5 million with the remaining 25,786,350 shares to be subscribed for in two further equal tranches on or around August 30, 2024 and February 28, 2025. To the extent BAT exceeds 30.0% holding of outstanding Common Shares, it will be issued non-voting Class A convertible preferred shares (“Preferred Shares”). The Preferred Shares will be eligible for conversion into voting Common Shares at BAT’s option, provided that such conversion would not result in BAT’s voting interest in the Company exceeding 30%. Each Preferred Share shall be economically equivalent to a Common Share and will be convertible into Common Shares at the option of BAT without payment of any additional consideration. The conversion ratio shall initially be one-for-one, and post-issuance shall increase at a rate of 7.5% per annum, compounded annually, until such time as the Preferred Shares are converted into Common Shares or the aggregate equity interest of BAT in Organigram (inclusive of both the Common Shares and Preferred Shares as if converted into Common Shares) reaches 49%. BAT shall be periodically required to convert Preferred Shares to the extent that it holds less than 30% of the Common Shares outstanding.

ii.On October 1, 2023, Organigram Inc. amalgamated with EIC and Laurentian, both then 100% owned subsidiaires of the Company (the "Amalgamation") and continued as a single corporation under the name "Organigram Inc.", a 100% owned subsidiary of the Company. This change is expected to streamline the Company's financial reporting process.
iii.In November 2023, the Company announced that Phylos achieved the first milestone under the Secured Convertible Loan Agreement and the Company advanced the second tranche of US$2.75 million to Phylos.